UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023 (June 8, 2023)

AZIYO BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite 370,
Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AZYO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2023, the stockholders of Aziyo Biologics, Inc. (the “Company”) approved the Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Award Plan (the “Plan”). The material terms of the Plan are summarized in the section captioned “Proposal No. 3 Approval of the Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Award Plan” of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which was included as Annex A to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07           Results of Operations and Financial Condition.

On June 8, 2023, the Company held its annual meeting of stockholders. A total of 10,120,917 shares of the Company’s Class A common stock were present in person or represented by proxy at the meeting, representing approximately 85.2% of the Company’s Class A common stock outstanding as of the April 13, 2023 record date. Following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Proxy Statement.

Item 1 – Election of two Class III directors to serve until the Company’s annual meeting of stockholders to be held in 2026 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
David Colpman	8,611,885	225,864	1,283,168
Kevin Rakin	8,325,108	512,641	1,283,168

Item 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
10,119,179	449	1,289	–

Item 3 – Approval of the Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
8,304,112	530,087	3,550	1,283,168

Based on the foregoing votes, David Colpman and Kevin Rakin were elected as Class III directors, and Items 2 and 3 were approved.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1	Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Award Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed on April 27, 2023)

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIYO BIOLOGICS, INC.
(Registrant)

Date: June 9, 2023	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer